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                                 [COVER IMAGE]

                                       AIM
                              STRATEGIC INCOME FUND


[AIM LOGO APPEARS HERE]          SEMIANNUAL REPORT                 APRIL 30 1999

                                 [COVER IMAGE]

                     -------------------------------------

                     THE CHESS GAME BY ALICE KENT STODDARD

         CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, WHERE PLANNING

           THE MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE

         GOAL OF WINNING THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS

            FUND'S MANAGEMENT TEAM CAREFULLY WEIGHS ITS OPTIONS AND

          CHOOSES SECURITIES FOR THE PORTFOLIO THAT WILL HELP THE FUND

                              REACH ITS OBJECTIVE.

                     -------------------------------------

AIM Strategic Income Fund is for shareholders who seek high current income and, secondarily, growth of capital by investing mainly in debt securities of issuers in the United States, developed foreign countries and emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund (formerly GT Global Strategic Income Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o The Fund's average annual total returns, including sales charges, for periods ended 3/31/99 (the most recent calendar quarter end), are as follows: For Class A shares, one year, -10.41%; five years, 6.30%; 10 years, 8.59%; since inception (3/29/88), 7.71%. For Class B shares, one year, -10.98%; five years, 6.35%; since inception (10/22/92), 7.59%. Class C shares produced a cumulative total return of -0.03% from their inception (3/1/99) through 3/31/99. For Advisor Class shares, one year, -5.44%; since inception (6/1/95), 9.08%.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or annualized basis.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds," have a greater risk of price fluctuation and loss of principal and income than U.S. Treasury securities, which offer a government guarantee as to the repayment of principal and interest if held to maturity. Purchasers should carefully assess the risks associated with an investment in this Fund.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
            OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                        LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
   Chairman of          During March and April, AIM participated in an
   the Board of     industrywide test that gave us a chance to see how our
    THE FUND        technology systems might be affected by the changeover to
   APPEARS HERE]    the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                      -------------------------------------

                            AIM STRATEGIC INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


BOND MARKETS TAKE AN UPWARD TURN

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

================================================================================
GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------
Africa                    1.69%
Europe                    8.76%
Latin America            11.61%
Asia-Pacific              1.69%
Middle East               0.73%
North America & Other    75.52%

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
================================================================================

BOND MARKETS HAVE SHIFTED SIGNIFICANTLY SINCE YOUR LAST REPORT. HOW DID AIM STRATEGIC INCOME FUND PERFORM?
Last year's record market volatility has receded, allowing non-investment grade and corporate bonds to make a bit of a comeback, which has helped the Fund.
    For the six months ended April 30, 1999, Class A shares of the Fund had a total return of 3.63% and Class B shares had a total return of 3.27%, excluding sales charges. Advisor Class shares finished the reporting period with a return of 3.91%. Comparatively, the J.P. Morgan Global Government Bond Index had a return of -3.22% for the reporting period.
    Class C shares of the Fund, which commenced sales on March 1, 1999, had a cumulative total return of 2.42% since that date, excluding sales charges.
    The Fund's 30-day SEC yield at net asset value was 5.37% for Class A shares, 5.00% for Class B and Class C shares, and 5.95% for Advisor Class shares.

HOW HAS THE MARKET ENVIRONMENT CHANGED SINCE YOUR LAST REPORT?
Global markets rebounded in late 1998 largely due to a global credit easing initiated by the Federal Reserve Board's (the Fed) rate cuts in the United States. The Fed's moves helped buoy financial markets and halt the downward spiral that started in Asia and gave emerging markets-and the global financial system-a big scare last summer.
    The United States continues to see strong economic growth, stable prices for goods and services, record low unemployment and stable lending rates. The U.S. economy grew at a rate of 4.5% during the first quarter of 1999, with inflation below 1%. In his semiannual report on monetary policy and the economy, Fed Chairman Alan Greenspan said the Fed would need to re-evaluate the interest-rate situation now that some stability has returned to world financial markets.

WHAT HAS BEEN HAPPENING IN BOND MARKETS?
High-yield bond funds ended 1998 as one of the worst-performing bond categories for the year, finishing up 3.70%, while 30-year U.S. Treasuries were up 20.10%, their best performance since 1995. This difference can largely be attributed to last year's "flight to quality" environment. During the first quarter of 1999, however, high-yield bonds outperformed Treasury securities.
    The U.S. corporate bond market has been flooded with new issues so far in 1999, a big change from last year when demand fell sharply during the markets' decline. From January 1 through March 25, approximately $105 billion in new investment-grade issues entered the market, drawing some investors away from Treasuries.
    The booming U.S. economy and fears of an eventual Fed rate hike sent Treasury yields soaring in February-the worst month for Treasury securities since 1980. Two- to 30-year Treasury securities posted their largest monthly losses since that time, based on indications that the economic slowdown analysts have been predicting is not imminent, along with fears of impending inflation.

WHAT ABOUT MARKETS OVERSEAS?
In recent weeks, investors have been migrating back to emerging-markets and corporate bonds in search of higher yields. Emerging markets debt securities enjoyed a strong rally from early March to the end of April. The relative calm in Brazil was largely responsible for driving the market higher when it appeared that country would not be heading into a debt crisis, at least for the foreseeable future.
    Elsewhere in Latin America, Mexico has continued to perform well, partly because of its tight commercial and investment ties with the strong U.S. econ-

          See important Fund and index disclosures inside front cover.

                     -------------------------------------

                       THE UNITED STATES CONTINUES TO SEE

                         STRONG ECONOMIC GROWTH, STABLE

                         PRICES FOR GOODS AND SERVICES,

                       RECORD LOW UNEMPLOYMENT AND STABLE

                                 LENDING RATES.

                      -------------------------------------

                            AIM STRATEGIC INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


RESULTS OF A $10,000 INVESTMENT

3/29/88-4/30/99, based on average annual total returns

--------------------------------------------------------------------------------
AIM Strategic Income Class A Shares
--------------------------------------------------------------------------------
3/29/88            $10,000
4/88                 9,542
4/89                 9,630
4/90                10,103
4/91                11,597
4/92                12,401
4/93                15,096
4/94                15,603
4/95                15,743
4/96                18,579
4/97                21,717
4/98                24,219
4/99                22,887
================================================================================

Past performance cannot guarantee future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (3/29/88)        7.75%
 10 years                  8.51
  5 years                  6.93
  1 year                  -9.97

CLASS B SHARES

Inception (10/22/92)       7.66%
  5 years                  6.95
  1 year                 -10.54

CLASS C SHARES

Inception (3/1/99)         1.42%*

ADVISOR CLASS SHARES**

Inception (6/1/95)         9.19%
  1 year                  -4.97

*Total return provided is cumulative total return that has not been annualized.

**Beginning March 1, 1999, Advisor Class shares were closed to new investors.
================================================================================

omy. Argentina has been helped by Brazil's steps toward recovery but still needs to deal with its own deepening recession. A commodities rebound fueled by oil-production cutbacks has also helped the economies of such oil republics as Venezuela and Ecuador.
    The International Monetary Fund (IMF) believes the world financial crisis may be over and is discussing ways to relieve the crushing debt burdens being carried by some of the world's poorest countries. Asian markets have rallied in recent weeks, buoyed by continued good economic news and signs that interest in buying Asian stocks could be spreading. However, Russia continues to struggle with its financial difficulties and is currently working with the IMF to finalize its next loan package.

WHAT HAS BEEN HAPPENING IN EUROPE?
The debut of Europe's new common currency, the euro, at the beginning of 1999 went smoothly. However, the euro has not gained much ground since its issuance and continues to trail the U.S. dollar. The conflict in Kosovo has certainly not helped. Europe has been enveloped in an economic malaise-the European Central Bank (ECB) seems to be divided on the cause of and cure for Europe's slump. The ECB cut the euro-zone discount interest rate on April 8, and inflation is low in the region, which has been a good environment for corporate bonds. But economists are concerned about Europe's economic outlook because of widely varying growth rates among the euro-zone countries.

WHAT HAVE YOU BEEN DOING TO IMPROVE THE FUND'S PERFORMANCE?
The Fund's performance continues to be dragged down by last year's large emerging-markets component. We have been decreasing the Fund's emerging-markets-debt exposure and have kept the weighting down around 15%, an all-time low for the Fund. Since our last report, we have greatly increased our corporate debt holdings because of greater demand for and improved performance of those securities.
    Also since our last report, we have increased the Fund's high-yield holdings from 16% to 25% of the portfolio because of improved market sentiment and attractive valuations for those bonds. This increase was largely responsible for the Fund's improved performance for the first quarter of 1999 and changed the Fund's average quality rating from A+ to A-. We have also increased the allowable weighting of high-yield holdings from 50% to 65% and added a capability to invest up to 35% of the Fund in equities.

WHAT IS YOUR OUTLOOK FOR THE SHORT TERM?
If inflation and interest rates remain low, high-yield and emerging-markets debt should continue to benefit. But there is still worry among some analysts that last year's interest rate cuts will inevitably lead to rising inflation in the United States, which might prompt the Fed to raise interest rates. Bond traders are also worried that rising crude-oil prices, up nearly 40% since mid-February, could spark inflation.
    We believe the U.S. economy will remain robust but slow from its recent exceptional performance. Inflation should be kept at bay, and therefore the Fed will likely hold its course on interest rates. This should be beneficial for both high-yield and emerging-markets bonds, and as opportunities present themselves, we will increase the portfolio's holdings in these two bond sectors.

Your Fund's total return includes sales charges, expenses and management fees. The performance of the Fund's Class B, Class C and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important Fund and index disclosures inside front cover.

                            AIM STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

April 30, 1999

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED

NON-CONVERTIBLE BONDS & NOTES-53.93%

AIRLINES-0.51%

Northwest Airlines Corp., Unsec.
  Gtd. Notes, 8.70%, 03/15/07       $ 1,250,000   $  1,220,525
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.03%

American Axle & Manufacturing
  Inc., Sr. Sub. Notes, 9.75%,
  03/01/09(b)                         1,750,000      1,824,375
--------------------------------------------------------------
Delco Remy International Inc., Sr.
  Notes, 8.625%, 12/15/07               650,000        666,250
--------------------------------------------------------------
                                                     2,490,625
--------------------------------------------------------------

BANKS (MONEY CENTER)-4.21%

Bank Nationale de Paris, Range
  Notes, 3.00%, 02/28/00(k)           4,900,000      4,856,390
--------------------------------------------------------------
Bayerische Landesbank
  Girozentrale, Unsec. Sub. Notes,
  5.875%, 12/01/08                    2,080,000      2,012,856
--------------------------------------------------------------
Chase Manhattan Corp., Unsec. Sub.
  Notes, 6.25%, 01/15/06              2,835,000      2,800,353
--------------------------------------------------------------
Korea Development Bank (Korea),
  Bonds, 7.125%, 04/22/04               522,000        515,467
--------------------------------------------------------------
                                                    10,185,066
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-5.63%

Allbritton Communication, Sr. Sub.
  Notes, 8.875%, 02/01/08               885,000        911,550
--------------------------------------------------------------
Chancellor Media Corp., Sr. Unsec.
  Sub. Notes, 8.125%, 12/15/07        1,300,000      1,322,750
--------------------------------------------------------------
Charter Communications Holdings
  LLC, Sr. Notes, 8.625%,
  04/01/09(b)                         2,075,000      2,137,250
--------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Unsub. Notes, 6.20%,
  11/15/08                            4,200,000      4,102,938
--------------------------------------------------------------
Comcast Cellular Holdings, Sr.
  Unsec. Notes, 9.50%, 05/01/07       1,500,000      1,698,750
--------------------------------------------------------------
Lenfest Communications, Sr. Sub.
  Unsec. Notes, 8.25%, 02/15/08       1,850,000      1,947,125
--------------------------------------------------------------
Lin Television Corp., Sr. Unsec.
  Gtd. Notes, 8.375%, 03/01/08        1,500,000      1,492,500
--------------------------------------------------------------
                                                    13,612,863
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.41%

Unisys Corp., Sr. Notes, 7.875%,
  04/01/08                            2,350,000      2,479,250
--------------------------------------------------------------
Viasystems Inc., Sr. Sub Unsec.
  Notes, 9.75%, 06/01/07              1,000,000        935,000
--------------------------------------------------------------
                                                     3,414,250
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
CONSUMER FINANCE-1.56%

Americredit Corp., Sr. Notes,
  9.875%, 04/15/06(b)               $ 1,000,000   $  1,020,000
--------------------------------------------------------------
General Motors Acceptance Corp.,
  Unsec. Notes, 6.625%, 10/15/05      2,700,000      2,757,321
--------------------------------------------------------------
                                                     3,777,321
--------------------------------------------------------------

CONTAINERS & PACKAGING-1.11%

Graham Packaging, Sr. Unsec. Gtd.
  Sub., 8.75%, 01/15/08               1,725,000      1,755,188
--------------------------------------------------------------
Norampac Inc., Sr. Notes, 9.50%,
  02/01/08                              885,000        940,313
--------------------------------------------------------------
                                                     2,695,501
--------------------------------------------------------------

COSMETICS & TOILETRIES-0.48%

Drypers Corp., Sr. Notes, 10.25%,
  06/15/07                            1,300,000      1,150,500
--------------------------------------------------------------

ENTERTAINMENT-0.42%

Lowes Cineplex Entertainment, Sr.
  Unsec. Sub Notes, 8.875%,
  08/01/08                            1,000,000      1,007,500
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.12%

Grupo Azucarero Mexico (Mexico),
  Sr. Unsec. Notes, 11.50%,
  01/15/05                              650,000        281,125
--------------------------------------------------------------

FOODS-1.75%

Eagle Family Foods, Unsec. Gtd.
  Notes, 8.75%, 01/15/08              1,875,000      1,762,500
--------------------------------------------------------------
International Home Foods, Inc.,
  Sr. Gtd. Sub. Notes, 10.375%,
  11/01/06                              750,000        818,438
--------------------------------------------------------------
Smithfield Foods Inc., Sr. Unsec.
  Sub Notes, 7.625%, 02/15/08         1,725,000      1,664,625
--------------------------------------------------------------
                                                     4,245,563
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-3.17%

Circus Circus Enterprises, Sr.
  Sub. Notes, 9.25%, 12/01/05         1,250,000      1,310,650
--------------------------------------------------------------
Hollywood Casino Corp., Sr. Sec.
  Gtd. Notes, 12.75%, 11/01/03(b)     1,700,000      1,870,000
--------------------------------------------------------------
Hollywood Park Inc., Sr. Sub.
  Notes, 9.25%, 02/15/07(b)             750,000        778,125
--------------------------------------------------------------
Isle of Capri Casinos, Sr. Sub.
  Notes, 8.75%, 04/15/09(b)           2,075,000      2,080,188
--------------------------------------------------------------
Park Place Entertainment, Sr.
  Unsec. Sub. Notes, 7.875%,
  12/15/05                              725,000        715,938
--------------------------------------------------------------
Penn National Gaming Inc., Sr.
  Unsec. Gtd. Notes, 10.625%,
  12/15/04                              875,000        914,375
--------------------------------------------------------------
                                                     7,669,276
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-1.16%

Chattem Inc., Sr. Unsec. Gtd. Sub.
  Notes, 8.875%, 04/01/08           $ 1,500,000   $  1,526,250
--------------------------------------------------------------
Magellan Health Services, Sr.
  Unsec. Sub. Notes, 9.00%,
  02/15/08                            1,500,000      1,275,000
--------------------------------------------------------------
                                                     2,801,250
--------------------------------------------------------------

HOMEBUILDING-1.41%

Engle Homes Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 02/01/08         2,350,000      2,344,125
--------------------------------------------------------------
Psinet Inc., Sr. Unsec. Notes,
  10.00%, 02/15/05                    1,000,000      1,060,000
--------------------------------------------------------------
                                                     3,404,125
--------------------------------------------------------------

HOUSEWARES-0.55%

Salton Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 12/15/05               725,000        765,781
--------------------------------------------------------------
Syratech Corp., Sr. Unsec. Gtd.
  Notes, 11.00%, 04/15/07               880,000        567,600
--------------------------------------------------------------
                                                     1,333,381
--------------------------------------------------------------

INDUSTRIAL-0.77%

Telecorp PCS Inc., Sr. Disc.
  Notes, 11.625%, 04/15/09(b)(c)      3,250,000      1,852,500
--------------------------------------------------------------

IRON & STEEL-0.04%

Acme Metal Inc., Sr. Unsec. Gtd.
  Deb., 10.875%, 12/15/07(d)            825,000        103,125
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.85%

Florida Panthers Holdings, Sr.
  Sub. Notes, 9.875%, 04/15/09(b)     2,050,000      2,065,375
--------------------------------------------------------------

LODGING-HOTELS-0.61%

Trump Atlantic City Associates,
  Sec. First Mortgage Gtd. Notes,
  11.25%, 05/01/06                    1,700,000      1,487,500
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.07%

Mechala Group (Jamaica), Series B
  (Jamaica), Sr. Sec. Gtd. Bonds,
  12.75%, 12/30/99                      719,000        179,750
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.66%

Fairchild Corp., Sr. Unsec. Sub.
  Gtd. Notes, 10.75%, 04/15/09(b)     2,000,000      2,010,000
--------------------------------------------------------------
Fairchild Semiconductor, Sr. Sub.
  Notes, 10.375%, 10/01/07(b)           975,000      1,001,813
--------------------------------------------------------------
Fisher Scientific International,
  Sr. Unsec. Sub. Note, 9.00%,
  02/01/08                            1,000,000      1,005,000
--------------------------------------------------------------
                                                     4,016,813
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.41%

United Stationers Supply, Sr. Gtd.
  Sub. Notes, 8.375%, 04/15/08        1,000,000      1,002,500
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-0.33%

Vintage Petroleum, Sr. Sub. Notes,
  9.75%, 06/30/09(b)                $   750,000   $    789,375
--------------------------------------------------------------

OTHER-MISCELLANEOUS-0.20%

Allied Waste North America Inc.,
  Sr. Unsec. Gtd. Series B. Notes,
  7.875%, 01/01/09                      500,000        490,000
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-2.08%

Polariod Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                      850,000        892,500
--------------------------------------------------------------
Xerox Corp., Notes, 5.50%,
  11/15/03                            4,200,000      4,138,932
--------------------------------------------------------------
                                                     5,031,432
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.90%

Ames Department Stores, Sr. Notes,
  10.00%, 04/15/06(b)                 2,200,000      2,183,500
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.51%

Duane Reade Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.25%, 02/15/08         1,185,000      1,241,288
--------------------------------------------------------------

RETAIL (SPECIALTY APPAREL)-0.64%

Riddell Sports Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 07/15/07        1,700,000      1,555,500
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.58%

Aircraft Finance Trust, Sub. Bonds
  Series 1999-1X, 8.00%, 05/15/24     1,500,000      1,499,063
--------------------------------------------------------------
Iron Mountain Inc., Sr. Sub.
  Bonds, 8.25%, 07/01/11              1,500,000      1,518,750
--------------------------------------------------------------
Willis Corroon Corp., Sr. Sub.
  Notes, 9.00%, 02/01/09(b)             800,000        814,000
--------------------------------------------------------------
                                                     3,831,813
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.65%

Rhythms Netconnections, Sr. Notes,
  12.75%, 04/15/09                    1,575,000      1,578,938
--------------------------------------------------------------

SHIPPING-0.72%

Oglebay Norton Co., Sr. Sub.
  Notes, 10.00% 02/01/09              1,750,000      1,732,500
--------------------------------------------------------------

SOVEREIGN DEBT-14.92%

Algeria Tranche 1 Loan Assignment
  (Algeria), Bonds, 6.00%,
  09/04/06(b)                         3,900,000      2,106,000
--------------------------------------------------------------
Bank of Foreign Economic Affairs
  (Vneshconombank) (Russia)
  Interest in Arrears Notes,
  5.968%, 12/15/15(e)                   278,770         20,908
--------------------------------------------------------------
  Principal Loan 2.984%,
    12/15/20(d)(e)                   16,555,492      1,220,968
--------------------------------------------------------------
Croatia (Croatia), Series A
  Floating Rate Bonds, 5.812%,
  07/31/10(e)                         1,821,000      1,420,324
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
SOVEREIGN DEBT-(CONTINUED)

Ecuador-Global Bearer (Equador),
  PDI Bonds, 6.00%, 02/27/15(e)     $   612,316   $    253,346
--------------------------------------------------------------
Jordan (Jordan), Sec. Gtd Bonds,
  5.50, 12/23/23(c)                   1,436,000        883,854
--------------------------------------------------------------
Republic of Argentina (Argentina)
  Notes, 11.75%, 04/07/09             2,000,000      2,055,000
--------------------------------------------------------------
  Series L Sec. Gtd. Bonds, 6.00%,
    03/31/23(c)                       1,091,000        778,982
--------------------------------------------------------------
  Sr. Notes, 11.447%, 04/10/05        4,867,000      4,635,818
--------------------------------------------------------------
Republic of Brazil
  Bonds, 11.625%, 04/15/04            3,074,000      2,997,150
--------------------------------------------------------------
  Floating Rate Disc. Notes,
    5.875%, 04/15/24(e)               7,237,000      4,822,635
--------------------------------------------------------------
  Series C Bonds, 8.00%, 04/15/14     5,391,287      3,766,224
--------------------------------------------------------------
Republic of Bulgaria (Bulgaria),
  Series A Sec. Disc. Bonds,
  5.875%, 07/28/24 (e)                2,578,000      1,772,112
--------------------------------------------------------------
Republic of Columbia (Columbia),
  Bonds, 9.75%, 04/23/09                524,000        509,590
--------------------------------------------------------------
Republic of Panama (Panama),
  Bonds 8.875%, 09/30/27                613,000        582,343
--------------------------------------------------------------
  Bonds 9.375%, 04/01/29                630,000        650,475
--------------------------------------------------------------
Republic of Peru (Peru), PDI
  Bonds, 4.50%, 03/07/17(c)             371,000        250,497
--------------------------------------------------------------
Republic of Turkey (Turkey),
  Bonds, 12.00%, 12/15/08               858,000        872,475
--------------------------------------------------------------
United Mexican States (Mexico),
  Bonds, 10.375%, 02/17/09            2,963,000      3,181,521
--------------------------------------------------------------
Venezuela (Venezuela)
  FLIRB Series A. Deb., 6.00%
    03/31/07(e)                       1,333,326      1,045,265
--------------------------------------------------------------
  FLIRB Unsec.. Bonds, 9.25%,
    09/15/27                          3,210,000      2,272,593
--------------------------------------------------------------
                                                    36,098,080
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.33%

Level 3 Communications, Sr. Unsec.
  Notes, 9.125%, 05/01/08             1,500,000      1,537,500
--------------------------------------------------------------
Primus Telecom Group, Sr. Notes,
  11.25%, 01/15/09(b)                 1,600,000      1,672,000
--------------------------------------------------------------
                                                     3,209,500
--------------------------------------------------------------

TELEPHONE-0.82%

Intermedia Communication Inc., Sr.
  Notes, 9.50%, 03/01/09(b)           1,900,000      1,985,500
--------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.32%

Pillowtex Corp., Sr. Gtd. Sub.
  Notes, 10.00%, 11/15/06               725,000        761,250
--------------------------------------------------------------
  Total U.S. Dollar Denominated
    Non-Convertible Bonds & Notes
    (cost $138,210,777)                            130,485,110
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED

CONVERTIBLE BONDS & NOTES-3.48%

MANUFACTURING (SPECIALIZED)-0.73%

U.S. Filter Corp., Conv. Sub.
  Notes, 4.50%, 12/15/01            $ 1,799,000   $  1,769,766
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.37%

Rite Aid Corp., Conv. Sub. Notes,
  5.25%, 09/15/02                     3,320,000      3,324,150
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.71%

CUC International, Inc., Conv.
  Sub. Notes, 3.00%, 02/15/02         1,799,000      1,706,801
--------------------------------------------------------------

WASTE MANAGEMENT-0.67%

WMX Technologies, Conv. Sub.
  Notes, 2.00%, 01/24/05              1,445,000      1,614,788
--------------------------------------------------------------
  Total U.S. Dollar Denominated
    Convertible Bonds & Notes
    (cost $8,376,806)                                8,415,505
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED

GOVERNMENT BONDS & NOTES-9.25%(F)

CANADA-1.62%

Canadian Government, Bonds, 6.00%,
  06/01/08                  CAD       5,370,000      3,924,350
--------------------------------------------------------------

GERMANY-3.15%

Bundesrepublic Deutschland, Bonds,
  6.50%, 07/04/27              EUR    5,800,000      7,614,199
--------------------------------------------------------------

GREECE-1.23%

Hellenic Republic, Bonds, 9.2%,
  03/21/02 GRD                      650,000,000      2,228,128
--------------------------------------------------------------
  Bonds, 8.8%, 06/19/07        GRD  200,000,000        760,953
--------------------------------------------------------------
                                                     2,989,081
--------------------------------------------------------------

ITALY-0.74%

Buoni Poliennali del Tesoro, Deb.,
  8.50%, 01/01/04              EUR    1,400,000      1,796,733
--------------------------------------------------------------

IVORY COAST-0.82%

Ivory Coast, Past Due Interest
  Bonds, 1.90%, 03/29/18(c)    FRF   43,446,000      1,976,790
--------------------------------------------------------------

NEW ZEALAND-1.69%

New Zealand Fannie Mae
  7.25% 06/20/02               NZD    7,000,000      4,085,848
--------------------------------------------------------------
Total non-U.S. Dollar Denominated
  Government Bonds & Notes
  (Cost $23,998,131)                                22,387,001
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
NON-U.S. DOLLAR DENOMINATED

NON-CONVERTIBLE BONDS & NOTES-1.81%

UNITED KINGDOM-1.81%

Colt Telecom Group PLC
  (Telephone), Sr. Notes, 7.625%,
  07/31/08           DEM            $ 1,600,000   $    887,426
--------------------------------------------------------------
London International Exhibit
  Center (Entertainment), Sec.
  Bonds, 7.71%, 11/25/16       GBP    1,730,000      2,347,358
--------------------------------------------------------------
Orange PLC
  (Telecommunications-Cellular/
  Wireless), Sr. Notes, 7.625%,
  08/01/08 GBP                        1,000,000      1,136,715
--------------------------------------------------------------
Total Non-U.S. Dollar Denominated
  Non-Convertible Bonds & Notes
  (cost $4,348,863)                                  4,371,499
--------------------------------------------------------------
                                      SHARES

DOMESTIC COMMON STOCKS-0.74%

SERVICES (COMMERCIAL & CONSUMER)-0.74%

Cendant Corp. (cost $1,918,500)         100,000      1,800,000
--------------------------------------------------------------

WARRANTS-0.12%

SOVEREIGN DEBT-0.06%

Republic of Argentina (Argentina),
  expiring 12/03/99(g)                    2,510         75,614
--------------------------------------------------------------
Republic of Argentina (Argentina),
  expiring 02/25/00(g)                    2,370         71,396
--------------------------------------------------------------
                                                       147,010
--------------------------------------------------------------

MEXICO-0.06%

United Mexican States (Sovereign
  Debt), expiring 02/18/00(g)             2,662        136,095
--------------------------------------------------------------
    Total Warrants (cost $0)                           283,105
--------------------------------------------------------------

U.S. GOVERNMENT & AGENCY SECURITIES-32.06%

Government National Mortgage
  Association TBA, 6%, 05/15/29(h)   14,000,000     13,571,250
--------------------------------------------------------------
U.S. Treasury Notes, 5.625%,
  05/15/08                           39,890,000     40,458,433
--------------------------------------------------------------
U.S. Treasury Notes, 4.75%,
  11/15/08                            6,780,000      6,473,815
--------------------------------------------------------------
U.S. Treasury Bonds, 6.375%,
  08/15/27                           16,000,000     17,057,440
--------------------------------------------------------------
  Total U.S. Government & Agency
    Securities (cost $81,286,509)                   77,560,938
--------------------------------------------------------------

                                     PRINCIPAL
                                     AMOUNT(a)       VALUE
ASSET BACKED SECURITIES-2.71%

REAL ESTATE INVESTMENT TRUST-0.88%

Contimortgage Home Equity Loan
  Trust, Sub. Series 1999-2 B,
  8.50%, 04/25/29                   $ 2,400,000   $  2,121,750
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-1.83%

Fingerhut Master Trust, Sub.
  Floating Notes, 5.73%,
  02/15/07(e)                         4,500,000      4,432,500
--------------------------------------------------------------
Total U.S. Dollar Denominated
  Asset Backed Securities (cost
  $6,610,594)                                        6,554,250
--------------------------------------------------------------

SENIOR SECURED FLOATING RATE INTEREST
  LOANS-1.45%

Pacifica Papers, effective yield
  10.75%, 03/12/06                    1,500,000      1,507,500
--------------------------------------------------------------
Packaging Corp of America,
  effective yield
  8.25%, 04/15/07                       500,000        503,438
--------------------------------------------------------------
  8.500%, 04/15/08                      500,000        503,438
--------------------------------------------------------------
Starwood Hotels & Resorts,
  effective yield 8.66%, 02/23/03     1,000,000        999,375
--------------------------------------------------------------
  Total Senior Secured Floating
    Rate Interest Loans (cost
    $3,497,166)                                      3,513,751
--------------------------------------------------------------

REPURCHASE AGREEMENT(I)-0.21%

State Street Bank & Trust Co.,
  4.85%, 05/03/99 (Cost
  $513,000)(j)                          513,000        513,000
--------------------------------------------------------------
TOTAL INVESTMENTS-105.76%                          255,884,159
--------------------------------------------------------------
OTHER LIABILITIES LESS
  ASSETS-(5.76%)                                   (13,934,110)
--------------------------------------------------------------
NET ASSETS-100.00%                                $241,950,049
==============================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 04/30/99 was $26,724,561 which represented 11.05% of the Fund's net assets.

                                                                  ACQUISITION
                                                                     DATE          COST
                                                                  -----------   ----------
    Algeria Tranche.............................................    7/29/98     $3,102,099
    American Axle & Manufacturing Inc...........................     3/2/99      1,736,350
    Americredit Corp............................................    4/15/99      1,000,000
    Ames Department Stores......................................    4/20/99      2,200,000
    Charter Communications Holding LLC..........................    3/12/99      2,068,671
    Fairchild Corp..............................................    4/15/99      2,000,000
    Fairchild Semiconductor.....................................    3/31/99        975,000
    Florida Panthers Holdings...................................    4/15/99      2,050,000
    Hollywood Casino Corp.......................................     1/5/98      1,840,250
    Hollywood Park Inc..........................................    2/12/99        750,000
    Intermedia Communications...................................    2/19/99      1,891,469
    Isle of Capri Casino........................................    4/20/99      2,075,000
    Primus Telecom Group........................................    1/22/99      1,600,000
    Telecorp PCS Inc............................................    4/20/99      1,853,847
    Vintage Petroleum...........................................     4/8/99        781,875
    Willis Corroon Corp.........................................    1/28/99        800,000

(c) The rate shown on step up coupon bonds represents the rate at period end.
(d) Defaulted Security. Currently, the issuer is in default with respect to interest payments.
(e) The coupon rate shown on floating rate note represents rate at the period end.
(f) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Security purchased on a forward commitment basis.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Repurchase agreement entered into 04/30/99 with a maturing value of $513,000. Collateralized by $535,000, U.S. Treasury Note, 4.00% due 10/31/00
    with a market value at 04/30/99 of $527,226.
(k) 1 year note indexed to the Japanese Yen/US$ exchange rate; if the Yen is in the range, the investor accrues a 7% coupon for that day, otherwise the investor receives 3% minimum coupon for that day.

Abbreviations:

CAD     - Canadian Dollar
DEM     - German Deutschmark
EUR     - Euro
FLIRB   - Front Loaded interest Reduction Bond
FRF     - French Franc
GBP     - British Pound Sterling
GRD     - Greek Drachma
NZD     - New Zealand Dollar
Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
PDI     - Past Due Interest
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999

ASSETS:

Investments, at value (cost $268,760,346)       $255,884,159
------------------------------------------------------------
Cash                                                 922,177
------------------------------------------------------------
Foreign currencies, at value (cost $6,741,171)     6,584,920
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,767,935
------------------------------------------------------------
  Fund shares sold                                    71,107
------------------------------------------------------------
  Interest                                         4,786,757
------------------------------------------------------------
Forward contracts                                    703,814
------------------------------------------------------------
Other assets                                          45,829
------------------------------------------------------------
    Total assets                                 270,766,698
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           17,853,120
------------------------------------------------------------
  Fund shares reacquired                           2,275,558
------------------------------------------------------------
  Interest                                            11,895
------------------------------------------------------------
Forward contracts                                    180,987
------------------------------------------------------------
Loan                                               8,000,000
------------------------------------------------------------
Interest Rate Swaps                                   57,350
------------------------------------------------------------
Accrued advisory fees                                148,093
------------------------------------------------------------
Accrued distribution fees                            179,135
------------------------------------------------------------
Accrued administrative services fees                   5,654
------------------------------------------------------------
Accrued transfer agent fees                           28,511
------------------------------------------------------------
Accrued trustees' fees                                   930
------------------------------------------------------------
Accrued operating expenses                            75,416
------------------------------------------------------------
    Total liabilities                             28,816,649
------------------------------------------------------------
Net assets applicable to shares outstanding     $241,950,049
------------------------------------------------------------
NET ASSETS:
Class A                                         $ 85,770,811
============================================================
Class B                                         $156,011,522
============================================================
Class C                                         $     16,895
============================================================
Advisor Class                                   $    150,821
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            7,922,074
============================================================
Class B                                           14,393,435
============================================================
Class C                                                1,560
============================================================
Advisor Class                                         13,881
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      10.83
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.83
      divided by 95.25%)                        $      11.37
============================================================
Class B:
  Net asset value and offering price per share  $      10.84
============================================================
Class C:
  Net asset value and offering price per share  $      10.83
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $      10.87
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999

INVESTMENT INCOME:

Interest                                         $10,261,194
------------------------------------------------------------
Securities lending                                    30,053
------------------------------------------------------------
    Total investment income                       10,291,247
------------------------------------------------------------

EXPENSES:

Advisory fees                                        950,469
------------------------------------------------------------
Administrative services fees                          38,682
------------------------------------------------------------
Interest expense                                      37,930
------------------------------------------------------------
Distribution fees -- Class A                         168,193
------------------------------------------------------------
Distribution fees -- Class B                         870,791
------------------------------------------------------------
Distribution fees -- Class C                               9
------------------------------------------------------------
Trustees' fees                                         5,588
------------------------------------------------------------
Transfer agent fees -- Class A                        46,068
------------------------------------------------------------
Transfer agent fees -- Class B & C                    82,967
------------------------------------------------------------
Transfer agent fees -- Advisor Class                      80
------------------------------------------------------------
Printing fees                                        184,537
------------------------------------------------------------
Other                                                 28,134
------------------------------------------------------------
    Total expenses                                 2,413,448
------------------------------------------------------------
Less: Expenses paid indirectly                        (8,110)
------------------------------------------------------------
   Net Expense                                     2,405,338
------------------------------------------------------------
Net investment income                              7,885,909
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (6,405,770)
------------------------------------------------------------
  Foreign currencies                                (789,821)
------------------------------------------------------------
  Forward contracts                                  941,597
------------------------------------------------------------
                                                  (6,253,994)
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                            7,798,540
------------------------------------------------------------
  Foreign currencies                                (310,581)
------------------------------------------------------------
  Forward contracts                                  589,621
------------------------------------------------------------
  Swap agreements                                    (55,586)
------------------------------------------------------------
                                                   8,021,994
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, forward currency contracts         1,768,000
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $ 9,653,909
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998

                                                               APRIL 30,       OCTOBER 31,
                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  7,885,909    $  27,101,409
-------------------------------------------------------------------------------------------
  Net realized (loss) from investment securities, foreign
    currencies, and forward currency contracts                  (6,253,994)      (9,817,521)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies, and forward currency
    contracts                                                    8,021,994      (28,381,099)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 9,653,909      (11,097,211)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (3,200,128)      (7,063,735)
-------------------------------------------------------------------------------------------
  Class B                                                       (5,182,034)     (12,380,012)
-------------------------------------------------------------------------------------------
  Class C                                                              (59)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                    (10,745)         (44,834)
-------------------------------------------------------------------------------------------
Return of capital distribution:
  Class A                                                               --       (1,864,318)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (3,267,432)
-------------------------------------------------------------------------------------------
  Class C                                                               --          (11,833)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (16,938,296)     (23,886,355)
-------------------------------------------------------------------------------------------
  Class B                                                      (33,473,801)     (69,589,947)
-------------------------------------------------------------------------------------------
  Class C                                                           16,940               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (703,068)         369,213
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (49,837,282)    (128,836,464)
===========================================================================================

NET ASSETS:

  Beginning of period                                          291,787,331      420,623,795
-------------------------------------------------------------------------------------------
  End of period                                               $241,950,049    $ 291,787,331
-------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $336,003,527    $ 387,101,752
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             (507,179)            (122)
-------------------------------------------------------------------------------------------
  Undistributed net realized (loss) from investment
    securities, foreign currencies, and forward currency
    contracts                                                  (80,947,107)     (74,693,113)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, and forward currency
    contracts                                                  (12,599,192)     (20,621,186)
-------------------------------------------------------------------------------------------
                                                              $241,950,049    $ 291,787,331
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $72,184,684 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward foreign currency contracts at April 30, 1999 were as follows:

                              CONTRACT TO                          UNREALIZED
SETTLEMENT              ------------------------                  APPRECIATION
   DATE      CURRENCY    DELIVER       RECEIVE        VALUE      (DEPRECIATION)
----------   --------   ----------   -----------   -----------   --------------
 6/18/99       CAD       5,700,000   $ 3,729,450   $ 3,910,437     $(180,987)
                                     -----------   -----------     ---------
 6/18/99       EUR       2,320,000     2,551,350     2,459,284        92,066
                                     -----------   -----------     ---------
 6/18/99       EUR      15,300,000    16,830,306    16,218,558       611,748
                                     -----------   -----------     ---------
                                     $23,111,106   $22,588,279     $ 522,827
                                     ===========   ===========     =========

G. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
H. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
J. Swap Agreements-The Fund may enter into interest rate swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing their respective portfolios' duration (i.e., price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest rate swap agreements are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform and that there may be unfavorable changes in the fluctuation of interest rates.
K. Restricted Securities-The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Schedule of Investments.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
    A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $89,735 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $168,193, $870,791 and $9, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,544 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received $662 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $8,110 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $8,110 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $856,353 with a weighted average interest rate of 5.57%. Interest expense for the Fund for the six months ended April 30, 1999 was $37,930.
  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $2,895,755 were on loan to brokers. The loans were secured by cash collateral of $3,031,314 received by the Fund. For the six months ended April 30, 1999, the Fund received fees of $30,053 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $362,010,885 and $393,279,210, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $  4,343,742
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (18,918,222)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(14,574,480)
==========================================================================

Cost of investments for tax purposes is $270,458,639.

NOTE 8-INTEREST RATE SWAP AGREEMENTS

The following are open interest rate swap agreements on April 30, 1999:

                                                                                                                NET UNREALIZED
                                                                     EXPIRATION         NOTIONAL AMOUNT         APPRECIATION/
DESCRIPTION OF AGREEMENT                                                DATE           FUND/COUNTERPARTY        (DEPRECIATION)
------------------------                                             ----------        -----------------        --------------
Agreement with Citibank N.A. dated 4/27/99 to pay the                 04/25/00          43,883,900 MXN             $(34,825)
  notional amount multiplied by 24.00% and to receive the                                Citibank N.A.
  notional amount multiplied by 22.10% at initiation of the
  swap contract. The receive amount is to equal the notional amount multiplied by the 28-day "TIIE"-Tasa de Interas
  Interbancaria de Equilibrio on subsequent monthly reset
  dates
Agreement with Goldman Sachs Capital Markets dated 4/21/99            04/21/00           9,340,000 NZD             $  2,683
  to pay the notional amount multiplied by 4.92% and to                                  Goldman Sachs
  receive the notional amount multiplied by the 3 month                                Capital Markets
  Floating Rate NZD Bank Bills.
Agreement with Goldman Sachs Capital Markets dated 4/21/99            04/21/02           9,340,000 NZD             $(23,444)
  to receive the notional amount multiplied by 5.51% and to                              Goldman Sachs
  pay to notional amount multiplied by the 3 month Floating                            Capital Markets
  Rate NZD Bank Bills.
                                                                                                                   --------
                                                                                                                   $(55,586)
                                                                                                                   ========

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                                                   APRIL 30, 1999              OCTOBER 31, 1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      2,039,237   $ 22,337,379    11,087,862   $ 132,840,707
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        316,088      3,466,505     2,712,341      32,431,379
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                         1,556         16,895            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor                                                         18,921        210,738       396,726       4,766,864
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        251,037      2,741,286       520,006       6,103,698
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        334,739      3,655,283       752,045       8,848,630
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                             4             45            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor                                                            981         10,741         4,186          50,201
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (3,842,711)   (42,016,961)  (13,690,399)   (162,830,760)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,716,339)   (40,595,589)   (9,428,771)   (110,869,956)
---------------------------------------------------------------------------------------------------------------------
  Advisor                                                        (84,258)      (924,547)     (367,030)     (4,447,852)
---------------------------------------------------------------------------------------------------------------------
                                                              (4,680,745)  $(51,098,225)   (8,013,034)  $ (93,107,089)
=====================================================================================================================

* Class C shares commenced on March 1, 1999.

NOTE 10-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                            APRIL 30,    --------------------------------------------------------
                                                             1999(a)     1998(a)       1997      1996(a)     1995(a)       1994
                                                            ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period                         $ 10.80     $  12.00    $  11.76    $  10.32    $  10.88    $  13.61
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.34         0.91(b)     0.74        0.89        0.97        0.79
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                      0.05        (1.27)       0.34        1.44       (0.69)      (2.14)
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
    Net increase (decrease) from investment operations          0.39        (0.36)       1.08        2.33        0.28       (1.35)
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.36)       (0.65)      (0.78)      (0.82)      (0.80)      (0.79)
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
  From net realized gain on investments                           --           --          --          --          --       (0.38)
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
  In excess of net investment income                              --           --       (0.06)      (0.07)         --          --
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
  Return of capital                                               --        (0.19)         --          --       (0.04)      (0.21)
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
    Total distributions                                        (0.36)       (0.84)      (0.84)      (0.89)      (0.84)      (1.38)
---------------------------------------------------------    -------     --------    --------    --------    --------    --------
Net asset value, end of period                               $ 10.83     $  10.80    $  12.00    $  11.76    $  10.32    $  10.88
=========================================================    =======     ========    ========    ========    ========    ========
Total return(c)                                                 3.63%       (3.41)%      9.40%      23.00%       3.06%     (10.44)%
=========================================================    =======     ========    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                         $85,771     $102,280    $138,715    $185,216    $188,126    $275,241
=========================================================    =======     ========    ========    ========    ========    ========
Ratio of net investment income to average net assets            6.26%(d)     7.73%       6.18%       8.09%       9.64%       6.74%
=========================================================    =======     ========    ========    ========    ========    ========
Ratio of expenses to average net assets excluding interest
  expense:                                                      1.35%(d)     1.56%       1.44%       1.40%       1.45%        N/A
=========================================================    =======     ========    ========    ========    ========    ========
Ratio of interest expenses to average net assets                0.02%         N/A         N/A         N/A         N/A        0.10%
=========================================================    =======     ========    ========    ========    ========    ========
Portfolio turnover rate                                          137%         306%        149%        177%        238%        583%
=========================================================    =======     ========    ========    ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $96,906,535.
N/A Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                            APRIL 30,    --------------------------------------------------------
                                                             1999(a)     1998(a)       1997      1996(a)     1995(a)       1994
                                                            ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period                        $  10.81     $  12.01    $  11.77    $  10.33    $  10.88    $  13.60
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                         0.30         0.84(b)     0.67        0.82        0.91        0.73
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                      0.05        (1.28)       0.33        1.44       (0.69)      (2.14)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Net increase (decrease) from investment operations          0.35        (0.44)       1.00        2.26        0.22       (1.41)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                   (0.32)       (0.57)      (0.71)      (0.75)      (0.73)      (0.72)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  From net realized gain on investments                           --           --          --          --          --       (0.38)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  In excess of net investment income                              --           --       (0.05)      (0.07)         --          --
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  Return of capital                                               --        (0.19)         --          --       (0.04)      (0.21)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Total distributions                                        (0.32)       (0.76)      (0.76)      (0.82)      (0.77)      (1.31)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Net asset value, end of period                              $  10.84     $  10.81    $  12.01    $  11.77    $  10.33    $  10.88
=========================================================   ========     ========    ========    ========    ========    ========
Total return(c)                                                 3.27%       (4.04)%      8.70%      22.15%       2.48%     (11.02)%
=========================================================   ========     ========    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                        $156,012     $188,660    $281,376    $333,178    $357,852    $458,550
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of net investment income to average net assets            5.60%(d)     7.08%       5.53%       7.44%       8.99%       6.09%
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of expenses to average net assets excluding interest
  expense:                                                      2.01%(d)     2.21%       2.09%       2.05%       2.10%        N/A
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of interest expense to average net assets                 0.02          N/A         N/A         N/A         N/A        0.10%
=========================================================   ========     ========    ========    ========    ========    ========
Portfolio turnover rate                                         137%          306%        149%        177%        238%        583%
=========================================================   ========     ========    ========    ========    ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $175,601,462.
N/A Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS C                              ADVISOR CLASS
                                                    -----------------   ---------------------------------------------------------
                                                                                                                     JUNE 1, 1995
                                                      MARCH 1, 1999                     YEAR ENDED OCTOBER 31,            TO
                                                           TO           APRIL 30,    ----------------------------    OCTOBER 31,
                                                    APRIL 30, 1999(a)    1999(a)     1998(a)     1997     1996(a)      1995(a)
                                                    -----------------   ---------    -------    ------    -------    ------------
Net asset value, beginning of period                     $10.78          $10.83      $12.02     $11.77    $10.33        $10.32
----------------------------------------------------     ------          ------      ------     ------    ------        ------
Income from investment operations:
  Net investment income                                    0.09            0.39        0.95(b)    0.79      0.93          0.41
----------------------------------------------------     ------          ------      ------     ------    ------        ------
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                     0.01            0.03       (1.26)      0.34      1.44         (0.04)
----------------------------------------------------     ------          ------      ------     ------    ------        ------
    Net increase (decrease) from investment
      operations                                           0.10            0.42       (0.31)      1.13      2.37          0.37
----------------------------------------------------     ------          ------      ------     ------    ------        ------
Distributions to shareholders:
  From net investment income                              (0.05)          (0.38)      (0.69)     (0.82)    (0.86)        (0.34)
----------------------------------------------------     ------          ------      ------     ------    ------        ------
  From net realized gain on investments                      --                          --         --        --            --
----------------------------------------------------     ------          ------      ------     ------    ------        ------
  In excess of net investment income                         --              --          --      (0.06)    (0.07)           --
----------------------------------------------------     ------          ------      ------     ------    ------        ------
  Return of capital                                          --              --       (0.19)        --        --         (0.02)
----------------------------------------------------     ------          ------      ------     ------    ------        ------
    Total distributions                                   (0.05)          (0.38)      (0.88)     (0.88)    (0.93)        (0.36)
----------------------------------------------------     ------          ------      ------     ------    ------        ------
Net asset value, end of period                           $10.83          $10.87      $10.83     $12.02    $11.77        $10.33
====================================================     ======          ======      ======     ======    ======        ======
Total return(c)                                            2.42%           3.91%      (2.97)%     9.86%    23.39%         3.72%
====================================================     ======          ======      ======     ======    ======        ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                     $   17          $  151      $  847     $  533    $  479        $  443
====================================================     ======          ======      ======     ======    ======        ======
Ratio of net investment income to average net
  assets                                                   5.60%(d)        6.60%(d)    8.08%      6.53%     8.44%         9.99%(e)
====================================================     ======          ======      ======     ======    ======        ======
Ratio of expenses to average net assets excluding
  interest expense:                                        2.01%(d)        1.01%(d)    1.21%      1.09%     1.05%         1.10%(e)
====================================================     ======          ======      ======     ======    ======        ======
Ratio of interest expense to average net assets            0.02%           0.02%        N/A        N/A       N/A           N/A
====================================================     ======          ======      ======     ======    ======        ======
Portfolio turnover rate                                     137%            137%        306%       149%      177%          238%
====================================================     ======          ======      ======     ======    ======        ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Total investment return does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $1,903 and $339,996 for Class C and Advisor Class, respectively.
(e) Annualized.
N/A Not Applicable.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       June 28, 1999

BOARD OF TRUSTEES                        OFFICERS                       OFFICE OF THE FUND

C. Derek Anderson                        Robert H. Graham               11 Greenway Plaza
President, Plantagenet Capital           Chairman and President         Suite 100
Management, LLC (an investment                                          Houston, TX 77046
partnership); Chief Executive Officer,   Dana R. Sutton
Plantagenet Holdings, Ltd.               Vice President and Treasurer   INVESTMENT MANAGER
(an investment banking firm)
                                         Samuel D. Sirko                A I M Advisors, Inc.
Frank S. Bayley                          Vice President and Secretary   11 Greenway Plaza
Partner, law firm of                                                    Suite 100
Baker & McKenzie                         Melville B. Cox                Houston, TX 77046
                                         Vice President
Robert H. Graham                                                        SUB-ADVISOR
President and Chief Executive Officer,   Gary T. Crum
A I M Management Group Inc.              Vice President                 INVESCO (NY), Inc.
                                                                        1166 Avenue of the Americas
Arthur C. Patterson                      Carol F. Relihan               New York, NY 10036
Managing Partner, Accel Partners         Vice President
(a venture capital firm)                                                TRANSFER AGENT
                                         Mary J. Benson
Ruth H. Quigley                          Assistant Vice President and   A I M Fund Services, Inc.
Private Investor                         Assistant Treasurer            P.O. Box 4739
                                                                        Houston, TX 77210-4739
                                         Sheri Morris
                                         Assistant Vice President and   CUSTODIAN
                                         Assistant Treasurer
                                                                        State Street Bank and Trust Company
                                         Nancy L. Martin                225 Franklin Street
                                         Assistant Secretary            Boston, MA 02110

                                         Ofelia M. Mayo                 COUNSEL TO THE FUND
                                         Assistant Secretary
                                                                        Kirkpatrick & Lockhart LLP
                                         Kathleen J. Pflueger           1800 Massachusetts Avenue, N.W.
                                         Assistant Secretary            Washington, D.C. 20036-1800

                                                                        COUNSEL TO THE TRUSTEES

                                                                        Paul, Hastings, Janofsky & Walker LLP
                                                                        Twenty Third Floor
                                                                        555 South Flower Street
                                                                        Los Angeles, CA 90071

                                                                        DISTRIBUTOR

                                                                        A I M Distributors, Inc.
                                                                        11 Greenway Plaza
                                                                        Suite 100
                                                                        Houston, TX 77046

                                                                        AUDITORS

                                                                        PricewaterhouseCoopers LLP
                                                                        160 Federal St.
                                                                        Boston, MA 02110

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                              MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                   leadership in the mutual-fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                since 1976 and managed approximately
AIM Capital Development Fund                                                      $112 billion in assets for more than 6.3
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS              million shareholders, including individual
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund    investors, corporate clients and financial
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                   institutions, as of March 31, 1999.
AIM Mid Cap Equity Fund(2), (A)           AIM Developing Markets Fund(2)             The AIM Family of Funds--Registered Trademark--
AIM Select Growth Fund(3)                 AIM Europe Growth Fund(2)               is distributed nationwide, and AIM today is the
AIM Small Cap Growth Fund(2), (B)         AIM European Development Fund           10th-largest mutual-fund complex in the U.S. in
AIM Small Cap Opportunities Fund          AIM International Equity Fund           assets under management, according to Strategic
AIM Value Fund                            AIM Japan Growth Fund(2)                Insight, an independent mutual-fund monitor.
AIM Weingarten Fund                       AIM Latin American Growth Fund(2)
                                          AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                     GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund          AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund              AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)              GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                          AIM Global Growth & Income Fund(2)
                                          AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                 GLOBAL INCOME FUNDS
AIM High Yield Fund                       AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                    AIM Global Government Income Fund(2)
AIM Income Fund                           AIM Global Income Fund
AIM Intermediate Government Fund          AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                          THEME FUNDS
TAX-FREE INCOME FUNDS                     AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund            AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                   AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Resources Fund(2)
                                          AIM Global Telecommunications and Technology Fund(2), (E)
                                          AIM Global Trends Fund(2), (F)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                            [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--